UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

SunOpta Inc. held its Annual and Special Meeting on May 28, 2013 (the “Meeting”). The matters voted upon at the Meeting included (i) the election of ten directors of the Company for the ensuing year; (ii) amendment of Articles of Incorporation to authorize the directors of the Company to fix the number of directors to be elected by the shareholders at no less than a minimum of 5 and no more than a maximum of 15, and to appoint one or more additional directors between meetings of shareholders, provided the total number of directors so appointed does not exceed one-third of the number of directors elected at the previous annual meeting of shareholders, (iii) approval of 2013 Stock Incentive Plan, (iv) the appointment of Deloitte LLP as the independent registered public accounting firm and auditor of the Company for the ensuing year and to authorize the Audit Committee of the Company to fix their remuneration; and (v) the approval on an advisory vote regarding the compensation of the Company’s named executive officers.

Our scrutineer reported the vote of the shareholders as follows:

1.	Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Jay Amato	33,286,044	1,861,055	11,543,259
Steven Bromley	34,476,647	670,452	11,543,259
Michael Detlefsen	34,576,081	571,018	11,543,259
Peter Fraser	34,612,381	534,718	11,543,259
Douglas Greene	33,468,952	1,678,147	11,543,259
Victor Hepburn	34,559,176	587,923	11,543,259
Katrina Houde	34,365,091	782,008	11,543,259
Jeremy Kendall	34,502,068	645,031	11,543,259
Alan Murray	33,563,061	1,584,038	11,543,259
Allan Routh	34,676,737	470,362	11,543,259

2.

Amendment of Articles of Incorporation to Authorize the Directors of the Company to fix the number of directors to be elected by the shareholders at no less than a minimum of 5 and no more than a maximum of 15, and to appoint one or more additional directors between meetings of shareholders, provided the total number of directors so appointed does not exceed one-third of the number of directors elected at the previous annual meeting of shareholders.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
34,060,129	682,562	404,408	11,543,259

3.	Approval of 2013 Stock Incentive Plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
33,027,326	1,406,923	712,850	11,543,259

4.	Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
45,884,611	85,117	720,630

5.	Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Votes
33,998,194	514,007	634,898	11,543,259

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Robert McKeracher
Robert McKeracher
Vice President and Chief Financial Officer

Date	May 29, 2013